UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2019, Cheniere Energy, Inc. (the “Company”) and Jack A. Fusco, President and Chief Executive Officer of the Company, entered into an amendment (the “Amendment”) to the existing employment agreement between the Company and Mr. Fusco (the “Employment Agreement”).

The Amendment extended the term of Mr. Fusco’s Employment Agreement from December 31, 2019 to December 31, 2022, and provided that the term may be extended by mutual agreement. The Amendment also revised the treatment of Mr. Fusco’s long-term incentive awards in the event that Mr. Fusco remains employed through the end of the term to provide that, if at the time that Mr. Fusco’s relationship with the Company concludes none of the conditions constituting “cause” under the Employment Agreement exist, then any outstanding long-term incentive awards will continue to vest in accordance with their terms. Additionally, the scope of Mr. Fusco’s non-compete in the Employment Agreement was updated to reflect the Company’s current businesses and the Amendment clarified Mr. Fusco’s severance benefits under the Employment Agreement and the Company’s Amended and Restated Key Executive Severance Plan.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

10.1	Employment Agreement Amendment between Cheniere Energy, Inc. and Jack Fusco, dated August 15, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: August 15, 2019	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Executive Vice President and Chief Financial Officer